 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5812

CitiFunds Premium Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
c/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31,
Date of reporting period: August 31, 2005

ITEM 1.      REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

EXPERIENCE

Citi℠ Premium Liquid Reserves

ANNUAL REPORT

AUGUST 31, 2005

citigroup asset management

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM Premium Liquid Reserves

  A n n u a l  R e p o r t  •  A u g u s t  31,  2 0 0 5

What’s Inside	Letter from the Chairman	1
	Manager Overview	4
	Fund Facts	7
	Portfolio at a Glance - Liquid Reserves Portfolio	8
	Fund Expenses	9
	Fund Performance	11
	Historical Performance	11
	Citi Premium Liquid Reserves
	Statement of Assets and Liabilities	12
	Statement of Operations	13
	Statements of Changes in Net Assets	14
	Financial Highlights	15
	Notes to Financial Statements	16
	Report of Independent Registered Public Accounting Firm	22
Fund Objective To provide its shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.	Board Approval of Management Agreement	23
	Additional Information	27
	Liquid Reserves Portfolio
	Schedule of Investments	32
	Statement of Assets and Liabilities	39
	Statement of Operations	40
	Statements of Changes in Net Assets	41
	Financial Highlights	42
	Notes to Financial Statements	43
	Report of Independent Registered Public Accounting Firm	48
	Board Approval of Management Agreement	49
	Additional Information	53

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Letter from the Chairman

Dear Shareholder,

The U.S. economy overcame several obstacles during the reporting period and continued to expand at a brisk pace. Rising interest rates, record high oil prices and geopolitical issues threatened to send the economy into a “soft patch.” In addition, the devastation caused by Hurricane Katrina led to fears of a possible recession. However, when all was said and done, fourth quarter 2004 and first quarter 2005 gross domestic product (“GDP”)i growth was 3.8% and second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters when GDP grew 3.0% or more.

     As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates in June and August 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s ten rate hikes have brought the target for the federal funds rate from 1.00% to 3.50%. Following the end of the Fund’s reporting period, at its September meeting, the Fed once again raised the target rate by 0.25% to 3.75%.

     During much of the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 1.50% and the yield on the 10-year Treasury was 4.13%. When the reporting period ended, the federal funds rate had risen to 3.50% and the 10-year yield had fallen to 4.02%. Given the rise in short-term interest rates, the yields available from money market instruments rose steadily over the fiscal year.

CitiSM Premium Liquid Reserves 2005 Annual Report	1

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Board of Trustees has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to shareholders for their approval.

     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

2	CitiSM Premium Liquid Reserves 2005 Annual Report

     Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

     As always, thank you for your confidence in our steward- ship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 23, 2005

CitiSM Premium Liquid Reserves 2005 Annual Report	3

Manager Overview

KEVIN KENNEDY
Portfolio Manager

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the reporting period the U.S. economy expanded at a moderate pace. While economic growth slowed in the final quarter of 2004, consumer and investment demand remained firm. With a solid base to build upon, GDP grew 3.5% in the first half of 2005 and is expected to grow at a similar pace in the second half of this year. Consumer spending proved resilient, despite the run up in energy prices, as households benefited from income gains and improvements in the labor market. The housing market also continued its healthy pace with the availability of innovative mortgage products, low interest rates, and strong demand. The corporate environment remained healthy for the most part, as earnings were robust and balance sheets strong, all of which should support investment spending. Manufacturing, however, has struggled through most of the period, particularly the auto sector which lately was hampered by structural as well as inventory problems. Inflation concerns, which were more prevalent earlier this year, have recently re-emerged; in part as energy prices have risen. Oil prices trended higher during much of this fiscal year, even before Hurricane Katrina, and could continue to be a drag on U.S. economic growth as higher energy prices work their way into the prices of other goods. Furthermore, the damage wrought by Hurricane Katrina will most likely make upcoming economic data difficult to interpret.

     In response to the fundamental strength of the domestic economy, as well as concern for potential inflation risks, the Fed continued to raise short-term interest rates. The Fed increased the federal funds rate eight times during the reporting period, bringing the rate to 3.50%. The tightening cycle is now over one year old and the Fed has given every indication they will continue to gradually raise rates. At the current pace, the federal funds rate would be 4.25% at year-end and would be approaching a range that market participants would perhaps view as neutral. Following the end of the Fund’s reporting period, at its September meeting, the Fed once again raised its target rate by 0.25% to 3.75%.

Performance Review

As of August 31, 2005, the seven-day current yield for CitiSM Premium Liquid Reserves was 3.21% and its seven-day effective yield, which reflects compounding, was 3.26%.1

     Both yields include a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been 3.09% and the seven-day effective yield would have been 3.14%.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

4	CitiSM Premium Liquid Reserves 2005 Annual Report

CitiSM Premium Liquid Reserves Yields as of August 31, 2005 (unaudited)
Seven-day current yield[2]	3.21%

Seven-day effective yield[2]	3.26%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Both yields reflect fee waivers which may be reduced or terminated at any time. Absent such waivers, the seven-day current yield would have been 3.09% and the seven-day effective yield would have been 3.14%.

     An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q.	What were the most significant factors affecting the Fund’s performance?

What were the leading contributors to performance?

A.     Over the first half of the reporting period we maintained a more cautious maturity stance as we anticipated the Fed would continue to raise the federal funds rate. In the latter part of the period we extended the Fund’s average maturity. This was based on our belief that the money market yield curve more accurately reflected the necessary Fed tightening that was needed to advance monetary policy from an accommodative towards a neutral stance.

What were the leading detractors from performance?

A.      Through the reporting period we maintained a high quality, diversified portfolio supported by thorough credit analysis. We did not invest in any securities that were detrimental to the performance of the Fund.

Q.	Were there any significant changes made to the Fund during the reporting period?

A. Throughout the fiscal year we were less reliant on floating rate securities. We utilized U.S. government agencies and longer dated bank obligations to extend the average maturity of the Fund.

[2]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven- day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

CitiSM Premium Liquid Reserves 2005 Annual Report	5

     Thank you for your investment in the CitiSM Premium Liquid Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kevin Kennedy Portfolio Manager

September 23, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

6	CitiSM Premium Liquid Reserves 2005 Annual Report

Fund Facts

Fund Objective

To provide its shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

Investment Manager	Distributions

Citi Fund Management Inc.	Declared daily, paid monthly

Commencement of Operations	Benchmark*

May 3, 1990	• iMoneyNet, Inc. 1st Tier Taxable
Money Market Funds Average
Net Assets as of 8/31/05

$500.7 million

*	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.
Citi is a service mark of Citicorp.

CitiSM Premium Liquid Reserves 2005 Annual Report	7

Portfolio at a Glance (unaudited)

Liquid Reserves Portfolio

Investment Breakdown

As a Percent of Total Investments

Commercial Paper
46.4%
Certificates of Deposit (Yankee)
24.5%
U.S. Government Agency Obligations
6.7%
Time Deposits
5.8%
Medium-Term Notes
5.0%
Asset-Backed Securities
3.0%
Promissory Notes
2.5%
Bank Notes
2.0%
Certificates of Deposit (Euro)
2.0%
Corporate Bonds & Notes
1.7%
Certificates of Deposit (Domestic)
0.3%
Master Note
0.1%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
August 31, 2005

8	CitiSM Premium Liquid Reserves 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution/service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on March 1, 2005 and held for the six months ended August 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual	Beginning	Ending	Annualized	Expenses
	Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio	the Period(3)

Citi Premium Liquid Reserves	1.39%	$1,000.00	$1,013.90	0.40%	$2.03

(1)	For the six months ended August 31, 2005.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers. Past performance is no guarantee of future results. In the absence of fee waivers the total return would have been lower.

(3)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM Premium Liquid Reserves 2005 Annual Report	9

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Citi Premium Liquid Reserves	5.00%	$1,000.00	$1,023.19	0.40%	$2.04

(1)	For the six months ended August 31, 2005.

(2)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year, then divided by 365.

10	CitiSM Premium Liquid Reserves 2005 Annual Report

Fund Performance (unaudited)

Total Returns

	All Periods Ended August 31, 2005	One Year	Five Years*	Ten Years*

	Citi Premium Liquid Reserves	2.25%	2.30%	3.84%

	iMoneyNet, Inc. 1st Tier Taxable Money Market Funds Average	1.75	1.89	3.50

*	Average Annual Total Return

	7-Day Yields(1)

	Annualized Current			3.21%

	Effective			3.26

(1)     The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual Fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of distributions, including return of capital, if any. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund’s returns and yields would have been lower.

Historical Performance (unaudited)

Comparison of 7-Day Yields for Citi Premium Liquid Reserves vs. iMoneyNet, Inc. 1st Tier Taxable Money Market Funds Average

As illustrated, Citi Premium Liquid Reserves generally provided a higher annualized seven-day yield to that of the iMoneyNet, Inc. 1st Tier Taxable Money Market Funds Average, as published in iMoneyNet, Inc. Money Market Funds Report™, for the one year period.

CitiSM Premium Liquid Reserves 2005 Annual Report	11

Statement of Assets and Liabilities (August 31, 2005)

ASSETS:
Investment in Liquid Reserves Portfolio, at value	$501,434,389
Receivable for Fund shares sold	565,061
Prepaid expenses	27,282

Total Assets	502,026,732

LIABILITIES:
Dividends payable	696,196
Payable for Fund shares repurchased	436,579
Management fee payable	56,428
Distribution/Service fee payable	43,246
Trustees’ fees payable	23,731
Transfer agent fees payable	20,500
Accrued expenses	56,467

Total Liabilities	1,333,147

Total Net Assets	$500,693,585

NET ASSETS:
Par value (Note 3)	$5,007
Paid-in capital in excess of par value	500,688,578

Total Net Assets	$500,693,585

Shares Outstanding	500,693,585

Net Asset Value, Offering Price and Redemption Price Per Share	$1.00

See Notes to Financial Statements.

12	CitiSM Premium Liquid Reserves 2005 Annual Report

Statement of Operations (For the Year Ended August 31, 2005)

INVESTMENT INCOME:
Income from Liquid Reserves Portfolio	$19,328,426
Allocated expenses (net of fee waiver) from Liquid Reserves Portfolio	(771,139)

Total Investment Income	18,557,287

EXPENSES:
Management fee (Note 2)	1,546,825
Distribution/Service fee (Note 2)	773,413
Transfer agent fees	172,841
Legal fees	72,418
Shareholder reports	35,330
Trustees’ fees	22,163
Insurance	17,808
Custody and fund accounting fees	17,332
Registration fees	12,696
Audit and tax	9,533
Miscellaneous expenses	8,212

Total Expenses	2,688,571
Less: Management fee waiver (Note 2)	(373,028)

Net Expenses	2,315,543

Net Investment Income	16,241,744

Net Realized Gain on Investments From Liquid Reserves Portfolio	1,059

Increase in Net Assets From Operations	$16,242,803

See Notes to Financial Statements.

CitiSM Premium Liquid Reserves 2005 Annual Report	13

Statements of Changes in Net Assets (For the years ended August 31,)

	2005	2004

OPERATIONS:
Net investment income	$16,241,744	$8,812,468
Net realized gain	1,059	100,868

Increase in Net Assets From Operations	16,242,803	8,913,336

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(16,241,744)	(8,812,468)
Net realized gain	(1,059)	(100,868)

Decrease in Net Assets From Distributions to Shareholders	(16,242,803)	(8,913,336)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	4,536,769,747	2,864,080,058
Reinvestment of distributions	8,237,163	4,903,382
Cost of shares repurchased	(4,993,813,604)	(3,451,449,570)

Decrease in Net Assets From Fund Share Transactions	(448,806,694)	(582,466,130)

NET ASSETS:
Beginning of year	949,500,279	1,531,966,409

End of year	$500,693,585	$949,500,279

See Notes to Financial Statements.

14	CitiSM Premium Liquid Reserves 2005 Annual Report

Financial Highlights
For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gain	0.022	0.008	0.011	0.020	0.053

Less Distributions From:
Net investment income and net realized gain	(0.022)	(0.008)	(0.011)	(0.020)	(0.053)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	2.25%	0.79%	1.09%	2.06%	5.39%

Net Assets, End of Year (millions)	$501	$950	$1,532	$1,313	$1,303

Ratios to Average Net Assets:
Gross expenses(2)	0.52%	0.50%	0.50%	0.59%	0.80%
Net expenses(2)(3)(4)	0.40	0.40	0.40	0.40	0.40
Net investment income(2)(4)	2.10	0.78	1.07	2.03	5.17

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(2)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.40%.

(4)	The Fund’s Manager and the Manager of the Liquid Reserves Portfolio waived a portion of their fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

CitiSM Premium Liquid Reserves 2005 Annual Report	15

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Citi Premium Liquid Reserves (the “Fund”) is a separate diversified series of CitiFunds Premium Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Liquid Reserves Portfolio (the “Portfolio”), a management investment company for which Citi Fund Management Inc. (the “Manager”) serves as Investment Manager. The value of such investment reflects the Fund’s proportionate interest (1.1% at August 31, 2005) in the net assets of the Portfolio. Citigroup Global Markets Inc. (“CGM”) is the Fund’s Distributor (the “Distributor”). Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acts as the Fund’s transfer agent.

     The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Valuation of securities by the portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

     (b) Investment Income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

     (c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

     (d) Method of Allocation. All the net investment income and realized gain (loss) of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

     (e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day, as of 4:00 p.m. Eastern Time to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to share-

16	CitiSM Premium Liquid Reserves 2005 Annual Report

Notes to Financial Statements (continued)

holders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

     (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the year ended August 31, 2005, the Fund had no reclassifications.

2. Management Agreement and Other Transactions with Affiliates

The management fees are computed at an annual rate of 0.20% of the Fund’s average daily net assets. The management fees paid to the Manager, as compensation for overall investment management services amounted to $1,546,825, of which $373,028 was voluntarily waived for the year ended August 31, 2005. Such waiver is voluntary and can be terminated at any time at the discretion of the Manager.

     The Fund adopted a Service Plan pursuant to Rule l2b-1 under the 1940 Act, as amended. The Service Plan allows the Fund to pay a monthly fee not to exceed 0.10% of the average daily net assets. The Service fees amounted to $773,413 for the year ended August 31, 2005. These fees may be used to make payments to the Distributor and to Service Agents or others as compensation for the sale of Fund shares or for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund may also make payments to the Distributor and others for providing personal service or the maintenance of shareholder accounts.

     The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

     The Trustees of the Fund have adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Three former Trustees are currently receiving payments under the Plan. In addition two other former Trustees received a lump sum payment under the Plan. The Fund’s allocable share of the liability at August 31, 2005 was $23,016.

CitiSM Premium Liquid Reserves 2005 Annual Report	17

Notes to Financial Statements (continued)

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

     Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distribution:

Record Date Payable Date

Daily 9/30/2005	$0.0027

The tax character of distributions paid during the fiscal Years ended August 31, 2005, was as follows:

	2005	2004

Ordinary income	$16,242,803	$8,913,336

     As of August 31, 2005, there were no significant differences between book and tax components of net assets.

5. Change in Independent Registered Public Accounting Firm (unaudited)

PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm for the Fund effective June 22, 2005. The Fund’s Audit Committee approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending August 31, 2005. A majority of the Fund’s Board of Trustees, including a majority of the independent Trustees, approved the appointment of KPMG LLP.

     The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

6. Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney

18	CitiSM Premium Liquid Reserves 2005 Annual Report

Notes to Financial Statements (continued)

Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

CitiSM Premium Liquid Reserves 2005 Annual Report	19

Notes to Financial Statements (continued)

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. The Fund did not implement the contractual arrangement described above and will not receive any payments.

     Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

7. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the 1940 Act, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Trust’s Board of Trustees has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the Fund for their approval

8. Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Citi Fund Management Inc. (“CFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed CFM that the staff is considering recommending that the

20	CitiSM Premium Liquid Reserves 2005 Annual Report

Commission institute administrative proceedings against CFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from CFM.

     Although there can be no assurance, CFM believes that this matter is not likely to have a material adverse effect on the Fund or CFM’s ability to perform investment advisory services relating to the Fund.

     The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

CitiSM Premium Liquid Reserves 2005 Annual Report	21

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Citi Premium Liquid Reserves:

We have audited the accompanying statement of assets and liabilities of Citi Premium Liquid Reserves, a series of CitiFunds Premium Trust as of August 31, 2005, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2004 and the financial highlights for each of the years in the four-year period then ended were audited by other independent registered public accountants whose report thereon, dated October 24, 2004, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

     We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Premium Liquid Reserves of Citi Funds Premium Trust as of August 31, 2005, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 21, 2005

22	CitiSM Premium Liquid Reserves 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Citi Premium Liquid Reserves (the “Fund”), a series of CitiFunds Premium Trust, including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Fund invests all of its assets in Liquid Reserves Portfolio, a so-called Master Fund (the “Master Fund”), whose investment objectives and policies are the same as those of the Fund (this investment structure is commonly referred to as a master-feeder structure). The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

     The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Master Fund. The Board also considered the degree to

CitiSM Premium Liquid Reserves 2005 Annual Report	23

Board Approval of Management Agreement (unaudited) (continued)

which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

     The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail funds classified as “money market funds” by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended March 31, 2005 was better than the median. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

     Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The expense comparisons compared the Fund to funds similar in size to the Master Fund, and the Board noted that the Fund’s assets represent a small portion of the Master Fund’s assets. The Board also noted that the Fund’s expense information reflected both management fees and total expenses payable by the Fund as well as management fees and total expenses payable by the Master Fund. The Board also

24	CitiSM Premium Liquid Reserves 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributor and how the amounts received by the distributor are paid.

     The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of the retail no-load funds (including the Fund) classified as “money market funds” and chosen to be comparable to the Fund by Lipper, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were higher than the median of its Expense Group. The Board noted that the Fund’s actual total expense ratio was better than the median of its Expense Group. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

     Taking all of the above into consideration, the Board determined that the Management Fee payable by the Fund was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered significant but not excessive in light of the nature, extent and quality of the services provided to the Fund, Fund performance and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee (which reflects the Master Fund’s management fee) is above the average of its Expense Group and above the asset-weighted average of other comparable funds across a

CitiSM Premium Liquid Reserves 2005 Annual Report	25

Board Approval of Management Agreement (unaudited) (continued)

majority of asset levels as set forth in the information provided by Lipper. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee. The Board also noted that as the Fund’s assets have increased over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that the management fee structure was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

     In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

26	CitiSM Premium Liquid Reserves 2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Citi Premium Liquid Reserves (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (since 2001); Consultant Catalyst (Consulting) (since 1984); Chief Executive Officer, Motorcity USA (motorsport racing) (Since 2004)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998), Member of the Management Committee, Signature Science (research and development) (since 2000)	32

Director, Tempe-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. technology) (since 1994); former Director, Valero Energy (petroleum refining) (since 2003)

A. Benton Cocanougher c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former SpecialAdvisor to the President, Texas A&M University (from 2002- 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)	32	None

CitiSM Premium Liquid Reserves 2005 Annual Report	27

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Mark T. Finn c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001

Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment manage- ment) (since 2002); Chair- man, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1988); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1988 to 2001); former General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (from 1996 to 2001); former President, Secretary and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000)

				37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999)

Stephen Randolph Gross c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); former Sercretary, Carint N.A. (manufacturing) (from 1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director ebank.com, Inc. (from 1997 to 2004)

28	CitiSM Premium Liquid Reserves 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Diana R. Harrington c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1993)	37	None

Susan B. Kerley c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex)

Alan G. Merten c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996).	32	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Professor of Finance, University of Houston (from 1977 to 2002); Independent Consultant (since 1984).	32	None

Interested Trustee:
R. Jay Gerken, CFA** CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer	Since 2002	Managing Director of CGM; Chairman, President, Chief Executive Officer and Director SBFM, and CFM; President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); formerly Portfolio Manager of Smith Barney Allocation Series, Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	171	N/A

CitiSM Premium Liquid Reserves 2005 Annual Report	29

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Officers:
Interested Trustee:
Andrew B. Shoup CAM 125 Broad Street New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

Frances M. Guggino CAM 125 Broad Street New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 2002-2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup	N/A	N/A

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief AntiMoney Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004

Director of CGM (since 2000); Director of Compliance, North America (since 2000); Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer of Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.; formerly Chief Compliance Officer of TIA (from 2002 to 2005)

				N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM; (since 2003); Controller of certain mutual funds associated with Citigroup;Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

30	CitiSM Premium Liquid Reserves 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Officers:
Robert I. Frenkel CAM 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary Chief Legal Officer	Since 2002 Since 2003

Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup Inc.

				N/A	N/A

*	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended because Mr. Gerken is an officer of the Manager and certain of its affiliates.

CitiSM Premium Liquid Reserves 2005 Annual Report	31

Schedule of Investments (August 31, 2005)
LIQUID RESERVES PORTFOLIO

Face Amount	Security	Value

Asset-Backed Securities – 3.0%
$500,000,000	Blue Heron Funding I Ltd., 3.618% due 10/14/05 (a)(b)	$500,000,000
355,000,000	Blue Heron Funding IV Ltd., 3.639% due 12/16/05 (a)(b)	355,000,000
500,000,000	Restructured Asset Certificates with Enhanced Returns (RACERS) Trust, Series 2004-6-MM, 3.609% due 2/22/06 (a)(b)	500,000,000

	Total Asset-Backed Securities	1,355,000,000

Bank Notes – 2.0%
	Bank of America NA:
500,000,000	3.230% due 9/12/05	500,000,000
377,600,000	3.430% due 11/22/05	377,600,000

	Total Bank Notes	877,600,000

Certificate of Deposit (Domestic) – 0.3%
125,000,000	Wells Fargo Bank NA, 4.130% due 7/24/06	124,864,008

Certificates of Deposit (Euro) – 2.0%
570,000,000	Calyon, 3.455% due 12/30/05	570,009,156
310,000,000	Credit Suisse New York, 3.490% due 9/6/05	310,000,000

	Total Certificates of Deposit (Euro)	880,009,156

Certificates of Deposit (Yankee) – 24.5%
	Barclays Bank PLC NY:
673,750,000	3.525% due 9/9/05	673,750,000
450,000,000	3.190% due 9/19/05	450,000,000
148,000,000	3.700% due 11/8/05	148,000,000
640,000,000	3.720% due 11/10/05	640,000,000
	BNP Paribas NY Branch:
497,100,000	3.420% due 11/14/05	497,100,000
300,000,000	3.460% due 12/30/05	300,000,000
150,000,000	4.100% due 5/24/06	150,000,000
206,000,000	4.130% due 5/25/06	206,000,000
	Calyon NY:
400,000,000	3.290% due 10/5/05	400,000,000
350,000,000	4.100% due 5/24/06	350,000,000
110,000,000	Credit Suisse First Boston NY, 3.045% due 11/21/05	110,004,765
1,175,000,000	Credit Suisse New York, 3.530% due 9/9/05	1,175,000,000
	Depfa Bank PLC NY:
200,000,000	3.315% due 9/30/05	200,000,000
200,000,000	3.415% due 11/10/05	200,000,000
200,000,000	3.415% due 11/14/05	200,000,000
197,000,000	3.430% due 12/1/05	197,000,000
150,000,000	4.220% due 8/11/06	150,000,000

See Notes to Financial Statements.

32	Liquid Reserves Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)
Face Amount	Security	Value

Certificates of Deposit (Yankee) – 24.5% (continued)
	Deutsche Bank NY:
$490,000,000	3.525% due 9/20/05	$490,000,000
100,000,000	4.100% due 5/22/06	100,000,000
262,000,000	4.250% due 8/9/06	262,000,000
175,000,000	4.235% due 8/10/06	175,000,000
200,000,000	4.225% due 8/11/06	200,000,000
243,000,000	4.230% due 8/11/06	243,000,000
490,000,000	Dresdner Bank NY, 3.520% due 9/19/05	490,000,000
	Fortis Bank NY:
740,000,000	3.490% due 9/6/05	740,000,000
500,000,000	3.520% due 9/9/05	500,000,000
140,000,000	3.520% due 9/12/05	140,000,000
500,000,000	3.310% due 10/7/05	500,000,000
100,000,000	Royal Bank Scotland NY, 4.130% due 7/24/06	99,908,985
643,000,000	Svenska Handelsbanken NY, 3.405% due 9/9/05	643,000,000
	Toronto Dominion Bank NY:
200,000,000	3.440% due 12/23/05	200,041,655
142,000,000	3.600% due 6/7/06	142,000,000

	Total Certificates of Deposit (Yankee)	10,971,805,405

Commercial Paper – 46.4%
347,450,000	Amstel Funding Corp., 3.450% due 9/30/05 (a)	346,484,379
110,000,000	Amsterdam Funding Corp., 3.550% due 9/28/05 (a)	109,707,125
	Atlantis One Funding Corp.:
406,826,000	3.180% due 9/19/05 (a)	406,179,147
100,000,000	3.370% due 11/18/05 (a)	99,269,833
	Bank of America Corp.:
250,000,000	3.270% due 10/3/05	249,273,333
275,000,000	3.620% due 10/31/05	273,340,833
	Beethoven Funding Corp.:
255,597,000	3.540% due 9/8/05	255,421,064
263,910,000	3.530% due 9/13/05 (a)	263,599,466
100,602,000	3.680% due 10/20/05 (a)	100,098,096
	Brahms Funding Corp.:
99,067,000	3.550% due 9/8/05	98,998,616
152,618,000	3.600% due 9/20/05 (a)	152,328,026
200,000,000	Carmel Mountain Funding Trust, 3.520% due 9/20/05 (a)	199,628,444
	Chesham Finance LLC:
100,000,000	3.600% due 9/1/05	100,000,000
300,000,000	3.530% due 9/8/05	299,794,083
300,000,000	3.530% due 9/9/05 (a)	299,764,667
275,000,000	3.530% due 9/12/05 (a)	274,703,382
500,000,000	3.570% due 9/22/05 (a)	498,958,750

See Notes to Financial Statements.

Liquid Reserves Portfolio 2005 Annual Report	33

Schedule of Investments (August 31, 2005) (continued)
Face Amount	Security	Value

Commercial Paper – 46.4% (continued)
$125,000,000	Cheyne Finance LLC, 3.621% due 5/25/06 (a)(b)	$124,981,735
	Cimarron CDO Ltd.:
460,286,000	3.650% due 9/26/05 (a)	459,119,303
163,315,000	3.670% due 9/30/05 (a)	162,832,177
	Concord Minutemen Capital Co.:
103,335,000	3.100% due 9/7/05	103,281,610
133,155,000	3.130% due 9/8/05	133,073,960
260,525,000	3.600% due 9/13/05 (a)	260,212,370
259,981,000	3.350% due 10/20/05 (a)	258,795,559
	Crown Point Capital Co.:
98,124,000	3.130% due 9/8/05	98,064,281
112,650,000	Series A, 3.880% due 2/7/06 (a)	110,719,555
	Curzon Funding LLC:
168,000,000	3.370% due 11/9/05 (a)	166,914,860
100,000,000	3.360% due 11/16/05 (a)	99,290,667
250,000,000	3.890% due 2/9/06 (a)	245,650,764
	Davis Square Funding IV Corp.:
242,000,000	3.460% due 9/27/05 (a)	241,395,269
248,000,000	3.650% due 10/11/05 (a)	246,994,222
454,500,000	Dresdner US Finance, 3.520% due 9/20/05	453,655,640
250,000,000	Duke Funding, High Grade I Ltd., 2.842% due 9/6/05	249,999,306
	Ebury Finance LLC:
100,000,000	3.530% due 9/1/05	100,000,000
450,000,000	3.410% due 9/6/05	449,786,875
250,000,000	3.550% due 9/20/05 (a)	249,531,597
247,700,000	3.570% due 9/26/05 (a)	247,085,910
375,000,000	3.680% due 10/25/05 (a)	372,930,000
261,000,000	3.589% due 12/20/05 (a)(b)	260,999,348
139,433,000	Edison Asset Securitization LLC, 3.360% due 11/14/05(a)	138,469,983
	Fenway Funding LLC:
170,000,000	3.550% due 9/7/05	169,899,417
200,000,000	3.560% due 9/8/05	199,861,556
246,419,000	3.560% due 9/12/05 (a)	246,150,951
141,645,000	3.570% due 9/14/05	141,462,396
200,710,000	3.650% due 9/26/05 (a)	200,201,256
338,600,000	Ford Credit Floorplan Master Owner Trust, Motown Notes, Series 2002-1A, 3.550% due 9/13/05 (a)	338,199,323
250,825,000	Foxboro Funding, 3.650% due 9/26/05 (a)	250,189,228
	General Electric Capital Corp.:
500,000,000	3.280% due 10/11/05	498,177,778
238,205,000	3.400% due 11/28/05	236,225,252

See Notes to Financial Statements.

34	Liquid Reserves Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

Commercial Paper – 46.4% (continued)
	Georgetown Funding Co.:
$227,000,000	3.440% due 9/1/05	$227,000,000
559,276,000	3.450% due 9/7/05	558,954,416
336,746,000	3.480% due 9/16/05 (a)	336,257,718
300,000,000	3.640% due 10/6/05 (a)	298,938,333
421,893,000	3.680% due 10/20/05 (a)	419,779,785
200,000,000	3.710% due 10/27/05 (a)	198,845,778
	Giro Balanced Funding Corp.:
121,661,000	3.540% due 9/9/05 (a)	121,565,293
98,320,000	3.530% due 9/12/05 (a)	98,213,951
332,149,000	3.550% due 9/15/05 (a)	331,690,450
453,629,000	Giro Multi-Funding Corp., 3.560% due 9/20/05 (a)	452,776,682
	Harwood Street Funding II:
178,212,000	3.570% due 9/19/05 (a)	177,893,892
235,970,000	3.570% due 9/15/05 (a)	235,642,395
98,600,000	HSBC USA Inc., 3.550% due 9/30/05	98,318,031
280,099,000	Legacy Capital LLC, 3.360% due 11/16/05 (a)	278,112,164
55,000,000	Liberty Harbour CDO Inc., 3.660% due 10/5/05 (a)	54,809,883
	Main Street Warehouse Funding:
100,000,000	3.550% due 9/1/05	100,000,000
95,000,000	3.550% due 9/2/05	94,990,632
150,000,000	3.550% due 9/6/05	149,926,042
200,000,000	3.560% due 9/7/05	199,881,333
90,000,000	3.570% due 9/8/05	89,937,525
200,000,000	3.570% due 9/9/05 (a)	199,841,333
197,500,000	3.580 % due 9/16/05 (a)	197,205,396
100,000,000	3.660% due 9/26/05 (a)	99,745,833
148,750,000	3.530% due 9/2/05	148,735,414
150,000,000	3.560% due 9/12/05 (a)	149,836,833
	Master Funding LLC:
100,000,000	3.580% due 10/18/05 (a)	99,532,611
100,000,000	Series B, 3.470% due 9/19/05 (a)	99,826,500
	Mica Funding LLC:
139,745,000	3.540% due 9/6/05	139,676,292
100,000,000	3.530% due 9/12/05 (a)	99,892,139
450,000,000	3.600% due 9/19/05 (a)	449,190,000
227,750,000	3.450% due 9/20/05 (a)	227,335,305
180,000,000	Park Granada LLC, 3.510% due 9/2/05	179,982,450
	Picaros Funding LLC:
100,000,000	3.600% due 9/26/05 (a)	99,750,000
247,000,000	3.300% due 10/14/05 (a)	246,026,408
200,000,000	3.400% due 12/20/05 (a)	197,922,222

See Notes to Financial Statements.

Liquid Reserves Portfolio 2005 Annual Report	35

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

Commercial Paper – 46.4% (continued)
	Sigma Finance Inc.:
$100,000,000	3.350% due 11/17/05 (a)	$99,283,472
100,000,000	3.370% due 11/21/05 (a)	99,241,750
150,000,000	3.480% due 12/12/05 (a)	148,521,000
100,000,000	3.890% due 2/13/06 (a)	98,217,083
142,500,000	Societe Generale North America, 3.350% due 11/15/05	141,505,469
	Stanfield Victoria Funding LLC:
100,000,000	3.579% due 11/14/05 (a)(b)	99,997,944
100,000,000	3.360% due 11/18/05 (a)	99,272,000
	Strand Capital LLC:
100,000,000	3.560% due 9/15/05 (a)	99,861,556
100,000,000	3.550% due 10/11/05 (a)	99,605,556
150,000,000	3.570% due 10/17/05 (a)	149,315,750
110,000,000	3.710% due 11/1/05 (a)	109,308,497
	Stratford Receivables Co., LLC:
101,821,000	3.545% due 9/12/05 (a)	101,710,708
220,661,000	3.570% due 9/16/05 (a)	220,332,767
349,755,000	Surrey Funding Corp., Credit Enhanced by Barclays Bank PLC,
	3.367% due 11/3/05	347,694,070
164,642,000	Tasman Funding Inc., 3.530% due 9/7/05	164,545,136

	Total Commercial Paper	20,778,147,189

Corporate Bonds & Notes – 1.7%
400,000,000	Credit Suisse First Boston New York, 3.570% due 7/19/06 (b)	400,000,000
135,000,000	Harrier Finance Funding LLC, Medium-Term Notes,
	3.541% due 10/17/05 (a)(b)	134,994,056
120,000,000	Premier Asset Collateralized Entity LLC, 3.601% due 7/25/06 (a)(b)	119,967,748
102,784,000	SMM Trust 2004-M, 3.550% due 1/10/06 (a)(b)	102,784,000

	Total Corporate Bonds & Notes	757,745,804

Master Note – 0.1%
50,000,000	Merrill Lynch & Co. Inc., 3.693% due 9/1/05 (b)	50,000,000

Medium-Term Notes – 5.0%
100,000,000	Links Finance LLC, 3.550% due 4/25/06 (a)	100,000,000
385,000,000	Merrill Lynch & Co. Inc., 3.570% due 8/3/06 (b)	385,000,000
105,000,000	Premier Asset Collateralized LLC, 3.531% due 3/15/06 (a)(b)	104,988,781
	Sigma Finance Inc.:
300,000,000	3.521% due 9/14/05 (a)(b)	299,995,714
250,000,000	3.591% due 1/23/06 (a)(b)	249,970,572
100,000,000	3.560% due 4/25/06 (a)	100,000,000
225,000,000	3.612% due 6/9/06 (a)	225,000,000

See Notes to Financial Statements.

36	Liquid Reserves Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

Medium – Term Notes – 5.0% (continued)
	Stanfield Victoria Funding LLC:
$100,000,000	3.531% due 9/15/05 (a)(b)	$99,998,466
97,000,000	3.601% due 9/26/05 (a)(b)	96,997,272
100,000,000	3.601% due 10/3/05 (a)(b)	99,996,512
100,000,000	3.601% due 10/25/05 (a)(b)	99,994,068
100,000,000	3.484% due 1/3/06 (a)(b)	99,991,730
100,000,000	3.575% due 4/24/06 (a)	99,990,554
100,000,000	3.526% due 6/15/06 (a)(b)	99,980,450
100,000,000	3.591% due 6/26/06 (a)(b)	99,976,096

	Total Medium-Term Notes	2,261,880,215

Promissory Note – 2.4%
1,100,000,000	Goldman Sachs Group Inc., 3.700% due 1/24/06 (a)(b)	1,100,000,000

Time Deposits – 5.8%
350,000,000	JP Morgan Chase Bank, 3.594% due 9/1/05	350,000,000
199,693,000	Royal Bank of Canada Toronto, 3.610% due 9/1/05	199,693,000
373,463,000	Societe Generale NY, 3.580% due 9/1/05	373,463,000
350,000,000	State Street Cayman Islands, 3.580% due 9/1/05	350,000,000
500,000,000	UBS AG Cayman Islands, 3.600% due 9/1/05	500,000,000
845,000,000	UBS AG Stamford CT, 3.525% due 9/20/05	845,000,000

	Total Time Deposits	2,618,156,000

U.S. Government Agency Obligations – 6.7%
	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
100,000,000	3.310% due 11/15/05	99,310,417
133,369,000	3.420% due 12/6/05	132,152,675
100,000,000	3.440% due 2/27/06	98,289,556
245,000,000	3.510% due 3/27/06	240,055,287
100,000,000	3.400% due 4/18/06	97,837,222
215,818,000	3.440% due 5/10/06	210,641,725
98,000,000	3.573% due 6/27/06	95,091,777
100,000,000	3.585% due 6/27/06	97,022,458
75,156,000	3.700% due 6/27/06	72,846,414
89,861,000	3.745% due 7/5/06	86,991,152
80,000,000	3.760% due 7/5/06	77,434,844
77,000,000	3.810% due 7/5/06	74,498,206
125,000,000	3.955% due 7/31/06	120,427,031
110,500,000	3.961% due 8/4/06	106,402,731
	Federal National Mortgage Association (FNMA):
290,000,000	3.715% due 5/22/06 (b)	289,874,252
150,000,000	2.500% due 6/15/06	148,603,566

See Notes to Financial Statements.

Liquid Reserves Portfolio 2005 Annual Report	37

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

U.S. Government Agency Obligations – 6.7% (continued)
	Discount Notes:
$100,000,000	3.420% due 12/7/05	$99,078,500
141,535,000	3.840% due 2/8/06	139,119,469
200,000,000	3.415% due 2/24/06	196,660,889
83,952,000	3.420% due 2/24/06	82,548,323
50,000,000	3.640% due 6/30/06	48,473,222
119,833,000	3.665% due 6/30/06	116,148,701
95,500,000	3.710% due 6/30/06	92,527,775
166,271,000	3.955% due 7/28/06	160,242,983

	Total U.S. Government Agency Obligations	2,982,279,175

	TOTAL INVESTMENTS – 99.9% (Cost – $44,757,486,952#)	44,757,486,952
	Other Assets in Excess of Liabilities – 0.1%	31,337,812

	TOTAL NET ASSETS – 100.0%	$44,788,824,764

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees unless otherwise noted.

(b)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2005. Maturity dates shown are those of the next interest rate reset or actual maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

38	Liquid Reserves Portfolio 2005 Annual Report

Liquid Reserves Portfolio

Statement of Assets and Liabilities (August 31, 2005)

ASSETS:
Investments, at amortized cost	$44,757,486,952
Cash	643
Interest receivable	91,182,822

Total Assets	44,848,670,417

LIABILITIES:
Payable for securities purchased	54,809,883
Management fee payable	2,976,564
Trustees’ fees payable	105,787
Accrued expenses	1,953,419

Total Liabilities	59,845,653

Total Net Assets	$44,788,824,764

REPRESENTED BY:
Paid in capital	$44,788,824,764

See Notes to Financial Statements.

Liquid Reserves Portfolio 2005 Annual Report	39

Liquid Reserves Portfolio

Statement of Operations (For the year ended August 31, 2005)

INVESTMENT INCOME:
Interest (Note 1)	$1,142,209,971

EXPENSES:
Management fee (Note 2)	64,084,305
Custody and fund accounting fees	8,437,622
Trustees’ fees	544,425
Legal fees	235,734
Audit and tax	27,008
Shareholder reports	8,458
Miscellaneous expenses	58,114

Total Expenses	73,395,666
Less: Management fee waiver (Note 2)	(30,729,764)
Fees paid indirectly (Note 1d)	(20)

Net Expenses	42,665,882

Net Investment Income	1,099,544,089
Net Realized Gain on investments	78,302

Increase in Net Assets From Operations	$1,099,622,391

See Notes to Financial Statements.

40	Liquid Reserves Portfolio 2005 Annual Report

Liquid Reserves Portfolio

Statements of Changes in Net Assets (For the years ended August 31,)

	2005	2004

OPERATIONS:
Net investment income	$1,099,544,089	$398,629,252
Net realized gain	78,302	3,202,155

Increase in Net Assets From Operations	1,099,622,391	401,831,407

CAPITAL TRANSACTIONS:
Proceeds from contributions	100,595,035,548	86,116,419,663
Value of withdrawals	(94,492,475,937)	(88,378,702,148)

Increase (Decrease) in Net Assets From
Capital Transactions	6,102,559,611	(2,262,282,485)

Increase (Decrease) in Net Assets	7,202,182,002	(1,860,451,078)

NET ASSETS:
Beginning of year	37,586,642,762	39,447,093,840

End of year	$44,788,824,764	$37,586,642,762

See Notes to Financial Statements.

Liquid Reserves Portfolio 2005 Annual Report	41

Liquid Reserves Portfolio

Financial Highlights

Years Ended August 31,	2005	2004	2003	2002	2001

Total Return(1)	2.54%	1.09%	1.49%	2.36%	N/A

Net Assets,
End of Year (millions)	$44,789	$37,587	$39,447	$45,007	$32,073

Ratios to Average Net Assets:
Gross expenses	0.17%	0.17%	0.17%	0.19%	0.22%
Net expenses(2)(3)	0.10	0.10	0.10	0.10	0.10
Net investment income(3)	2.57	1.09	1.39	2.29	5.27

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Portfolio will not exceed 0.10%.

(3)	The Portfolio’s Manager waived a portion of its management fee. This waiver is voluntary and may be reduced or terminated at anytime.

See Notes to Financial Statements.

42	Liquid Reserves Portfolio 2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Liquid Reserves Portfolio, (the “Portfolio”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Citi Fund Management Inc. (the “Manager”) acts as the Investment Manager. At August 31, 2005, all investors in the Portfolio were funds advised by the Manager and or its affiliates.

     The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

     (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the Manager.

     (c) Income Taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

     (d) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses in the Statement of Operations.

2. Management Agreement and Other Transactions with Affiliates

The Manager is responsible for overall management of the Portfolio’s business affairs, and has a Management Agreement with the Portfolio. The Manager or an affiliate also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio.

     The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at an annual rate of 0.15% of the Portfolio’s average daily net

Liquid Reserves Portfolio 2005 Annual Report	43

Notes to Financial Statements (continued)

assets. The management fee amounted to $64,084,305 of which $30,729,764 was voluntarily waived for the year ended August 31, 2005. Such waiver is voluntary and can be terminated at any time at the discretion of the Manager.

     The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Portfolio from the Manager or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

     The Trustees of the Portfolio have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Three former Trustees are currently receiving payments under the Plan. In addition two other former Trustees received a lump sum payment under the Plan. The Portfolio’s allocable share of the expenses of the liability at August 31, 2005 was $101,787.

3. Investments

Purchases, maturities and sales of money market instruments aggregated $1,110,212,287,604 and $1,103,657,982,992, respectively, for the year ended August 31, 2005.

4. Federal Income Tax Basis of Investment Securities

The cost of investment securities owned at August 31, 2005, for federal income tax purposes, amounted to $44,757,486,952.

5. Change in Independent Registered Public Accounting Firm (unaudited)

PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm for the Portfolio effective June 22, 2005. The Portfolio’s Audit Committee approved the engagement of KPMG LLP as the Portfolio’s new independent registered public accounting firm for the fiscal year ending August 31, 2005. A majority of the Portfolio’s Board of Trustees, including a majority of the independent Trustees, approved the appointment of KPMG LLP.

     The reports of PricewaterhouseCoopers LLP on the Portfolio’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Portfolio’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which,

44	Liquid Reserves Portfolio 2005 Annual Report

Notes to Financial Statements (continued)

if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

6. Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in

Liquid Reserves Portfolio 2005 Annual Report	45

Notes to Financial Statements (continued)

August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. The Portfolio did not implement the contractual arrangement described above and will not receive any payments.

     Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

7. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Portfolio.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

    Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Portfolio and the Manager. Therefore, the Trust’s Board of Trustees has approved a new investment management contract between the Portfolio and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the Portfolio for their approval.

8. Subsequent Event

The Portfolio has received information from Citigroup Asset Management (“CAM”) concerning Citi Fund Management Inc. (“CFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

46	Liquid Reserves Portfolio 2005 Annual Report

Notes to Financial Statements (continued)

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed CFM that the staff is considering recommending that the Commission institute administrative proceedings against CFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from CFM.

     Although there can be no assurance, CFM believes that this matter is not likely to have a material adverse effect on the Portfolio or CFM’s ability to perform investment advisory services relating to the Portfolio.

     The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

Liquid Reserves Portfolio 2005 Annual Report	47

Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Investors
Liquid Reserves Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Liquid Reserves Portfolio as of August 31, 2005, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2004 and the financial highlights for each of the years in the four-year period then ended was audited by other independent registered public accountants whose report thereon, dated October 24, 2004, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

     We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liquid Reserves Portfolio as of August 31, 2005, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 21, 2005

48	Liquid Reserves Portfolio 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Liquid Reserves Portfolio (the “Portfolio”), including the Portfolio’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Portfolio’s manager (the “Manager”) to assist them in their consideration of the Portfolio’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, as well as the advisory and placement arrangements for the Portfolio and advisory and distribution arrangements for the other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Portfolio’s U.S. shareholders are Citi Institutional Liquid Reserves, Citi Premium Liquid Reserves and Citi Cash Reserves, so-called Feeder Funds (the “Feeder Funds”), whose investment objectives and policies are the same as those of the Portfolio (this investment structure is commonly referred to as a master-feeder structure). The presentation made to the Board encompassed the Portfolio and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Portfolio’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Portfolio’s affairs and the Manager’s role in coordinating the activities of the Portfolio’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Portfolio’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

     The Board reviewed the qualifications, backgrounds and responsibilities of the Portfolio’s senior personnel and the portfolio management team primarily responsible for the day-

Liquid Reserves Portfolio 2005 Annual Report	49

Board Approval of Management Agreement (unaudited) (continued)

to-day portfolio management of the Portfolio. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Portfolio Performance

The Board received and considered performance information for the Portfolio as well as for groups of funds (the “Performance Universes”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. This information was included within performance information presented for each Feeder Fund. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in the relevant Performance Universe. The Board noted that each Feeder Fund’s performance was the same as the performance of the Portfolio (except for the effect of fees at the Feeder Fund level), and therefore relevant to the Board’s conclusions regarding the Portfolio’s performance. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Portfolio’s performance against its benchmark(s).

     With respect to each Feeder Fund, the information comparing such Feeder Fund’s performance to that of its Performance Universe, consisting of all funds classified as “institutional money market funds” by Lipper, or all retail funds classified as “money market funds” by Lipper as applicable showed, among other data, that such Feeder Fund’s performance for the 1-, 3- and 5-year (and 10-year, in the case of Citi Premium Liquid Reserves and Citi Cash Reserves) periods ended March 31, 2005 was better than the median.

     Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio’s performance was satisfactory.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Portfolio to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Portfolio and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

50	Liquid Reserves Portfolio 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

     Additionally, the Board received and considered information comparing each Feeder Fund’s Contractual Management Fees and Actual Management Fee and each Feeder Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The expense comparisons compared each Feeder Fund to funds similar in size to the Portfolio, and the Board noted that the assets of Citi Premium Liquid Reserves and Citi Cash Reserves each represent a small portion of the Portfolio’s assets, while the assets of Citi Institutional Liquid Reserves represent a large portion of the Portfolio’s assets. The Board noted that each Feeder Fund’s expense information reflected both management fees and total expenses payable by such Feeder Fund as well as management fees and total expenses payable by the Portfolio, and was therefore relevant to the Board’s conclusions regarding the Portfolio’s expenses. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Portfolio including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Portfolio and to these other clients, noting that the Portfolio is provided with administrative services, office facilities, Portfolio officers (including the Portfolio’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Portfolio by other Portfolio providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     Management also discussed with the Board the Portfolio’s placement arrangements. The Board noted that beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended, and that the exclusive placement agent for the Portfolio is Citigroup Global Markets Inc., which receives no compensation for serving in that capacity.

     With respect to Feeder Fund Citi Institutional Liquid Reserves, the information comparing such Feeder Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of the funds classified as “institutional money market funds” and chosen to be comparable to such Feeder Fund by Lipper, showed that such Feeder Fund’s Contractual Management Fee was slightly above the median of management fees paid by the other funds in the Expense Group and that the Actual Management Fee, which reflects a fee waiver, was better than the median of its Expense Group. The Board noted that such Feeder Fund’s actual total expense ratio was better than the median of its Expense Group. The Board noted that the Manager was continuing its voluntary waiver of the Portfolio’s management fee until further notice, resulting in the same net effective fee as currently in place for the Portfolio.

     Taking all of the above into consideration, the Board determined that the Management Fee payable by the Portfolio was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Management Agreement.

Liquid Reserves Portfolio 2005 Annual Report	51

Board Approval of Management Agreement (unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Portfolio. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered significant but not excessive in light of the nature, extent and quality of the services provided to the Portfolio, Portfolio performance and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Portfolio’s assets grow.

     The Board noted that with respect to Citi Institutional Liquid Reserves and Citi Cash Reserves, the Manager had agreed to institute breakpoints in each Feeder Fund’s management fee effective October 1, 2005, that each Feeder Fund’s asset level would exceed the proposed breakpoints and, as a result, each such Feeder Fund and its shareholders would realize the benefit of a lower total expense ratio than if no breakpoints had been in place.

     The Board noted that with respect to Citi Premium Liquid Reserves, the Feeder Fund’s Contractual Management Fee (which reflects the Portfolio’s management fee) is above the average of its Expense Group and such Contractual Management Fee is above the asset-weighted average of other comparable funds across a majority of asset levels as set forth in the information provided by Lipper. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

     The Board also noted that as the Portfolio’s assets have increased over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that such management fee structure was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders.

     In light of the costs of providing investment management and other services to the Portfolio and the Manager’s ongoing commitment to the Portfolio, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

52	Liquid Reserves Portfolio 2005 Annual Report

Additional Information (unaudited)

Information about the Trustees and Officers of the Portfolio can be found on pages 27 through 31 of this report.

Liquid Reserves Portfolio 2005 Annual Report	53

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CitiSM Premium Liquid Reserves

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv Donald M. Carlton A. Benton Cocanougher Mark T. Finn R. Jay Gerken, CFA* Chairman Stephen Randolph Gross Diana R. Harrington Susan B. Kerley Alan G. Merten R. Richardson Pettit	Citi Fund Management Inc. 100 First Stamford Place Stamford, CT 06902 DISTRIBUTOR Citigroup Global Markets Inc. TRANSFER AGENT Citicorp Trust Bank, fsb. 125 Broad Street, 11th Floor New York, NY 10004

OFFICERS*	SUB-TRANSFER AGENT

R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President
and Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer and
Treasurer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

PFPC Inc.
P.O. Box 9699
Providence, RI 02940-9699

SUB-TRANSFER AGENT
AND CUSTODIAN
State Street Bank and Trust
     Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Third Avenue
New York, NY 10154

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

*Affiliated Person of Investment Manager

CitiSM Premium U.S. Treasury Reserves

A n n u a l  R e p o r t  •  A u g u s t  3 1, 2 0 0 5

What’s Inside	Letter from the Chairman	1
	Manager Overview	4
	Fund Facts	6
	Portfolio at a Glance - U.S. Treasury Reserves Portfolio	7
	Fund Expenses	8
	Fund Performance	10
	Historical Performance	10
	CitiSM Premium U.S. Treasury
	Statement of Assets and Liabilities	11
	Statement of Operations	12
	Statements of Changes in Net Assets	13
	Financial Highlights	14
	Notes to Financial Statements	15
Fund Objective To provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital.	Report of Independent Registered Public Accounting Firm	20
	Board Approval of Management Agreement	21
	Additional Information	25
	Tax Information	30
	U.S. Treasury Reserves Portfolio
	Schedule of Investments	31
	Statement of Assets and Liabilities	32
	Statement of Operations	33
	Statements of Changes in Net Assets	34
	Financial Highlights	35
	Notes to Financial Statements	36
	Report of Independent Registered Public Accounting Firm	41
	Board Approval of Management Agreement	42
	Additional Information	47

Letter from the Chairman

Dear Shareholder,

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

The U.S. economy overcame several obstacles during the reporting period and continued to expand at a brisk pace. Rising interest rates, record high oil prices and geopolitical issues threatened to send the economy into a “soft patch.” In addition, the devastation caused by Hurricane Katrina led to fears of a possible recession. However, when all was said and done, fourth quarter 2004 and first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8% and the second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters when GDP grew 3.0% or more.

     As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates in June and August 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s ten rate hikes have brought the target for the federal funds rate from 1.00% to 3.50%. Following the end of the Fund’s reporting period, at its September meeting, the Fed once again raised the target rate by 0.25% to 3.75%.

     During much of the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 1.50% and the yield on the 10-year Treasury was 4.13%. When the reporting period ended, the federal funds rate had risen to 3.50% and the 10-year yield had fallen to 4.02%. Given the rise in short-term interest rates, the yields available from money market instruments rose steadily over the fiscal year.

CitiSM Premium U.S. Treasury Reserves 2005 Annual Report	1

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Board of Trustees has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to share-holders for their approval.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

2	CitiSM Premium U.S. Treasury Reserves 2005 Annual Report

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

September 23, 2005

CitiSM Premium U.S. Treasury Reserves 2005 Annual Report	3

Manager Overview

KEVIN KENNEDY Portfolio Manager
Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the reporting period the U.S. economy expanded at a moderate pace. While economic growth slowed in the final quarter of 2004, consumer and investment demand remained firm. With a solid base to build upon, GDP grew 3.5% in the first half of 2005 and is expected to grow at a similar pace in the second half of this year. Consumer spending proved resilient, despite the run up in energy prices, as households benefited from income gains and improvements in the labor market. The housing market also continued its healthy pace with the availability of innovative mortgage products, low interest rates and strong demand. The corporate environment remained healthy for the most part, as earnings were robust and balance sheets strong, all of which should support investment spending. Manufacturing, however, has struggled through most of the period, particularly the auto sector which lately was hampered by structural as well as inventory problems. Inflation concerns, which were more prevalent earlier this year, have recently re-emerged; in part as energy prices have risen. Oil prices trended higher during much of this fiscal year, even before Hurricane Katrina, and could continue to be a drag on U.S. economic growth as higher energy prices work their way into the prices of other goods. Furthermore, the damage wrought by Hurricane Katrina will most likely make upcoming economic data difficult to interpret.

     In response to the fundamental strength of the domestic economy, as well as concern for potential inflation risks, the Fed continued to raise short-term interest rates. The Fed increased the federal funds rate eight times during the reporting period, bringing the rate to 3.50%. The tightening cycle is now over one year old and the Fed has given every indication they will continue to gradually raise rates. At the current pace, the federal funds rate would be 4.25% at year-end and would be approaching a range that market participants would perhaps view as neutral. Following the end of the Fund’s reporting period, at its September meeting, the Fed once again raised the target rate by 0.25% to 3.75%.

Performance Review

As of August 31, 2005, the seven-day current yield for CitiSM Premium U.S. Treasury Reserves was 2.78% and its seven-day effective yield, which reflects compounding, was 2.82%[1].

     Both yields include a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been 2.70% and its seven-day effective yield, would have been 2.74%.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

4	CitiSM Premium U.S. Treasury Reserves 2005 Annual Report

CitiSM Premium U.S. Treasury Reserves Yields as of August 31, 2005 (unaudited)

Seven-day current yieldiv	2.78%

Seven-day effective yieldiv	2.82%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Both yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent such waivers, the seven-day current yield would have been 2.70% and the seven-day effective yield would have been 2.74%.

     An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting the Fund’s performance?

     What were the leading contributors to performance?

A. Throughout the reporting period we analyzed the current interest rate environment along with the technical aspects of the U.S. Treasury bill market to properly position the Fund.

     What were the leading detractors from performance?

A. There were no significant detractors from the Fund’s performance over the fiscal year.

Q. Were there any significant changes made to the Fund during the reporting period?

A. There were no significant changes to the Fund. However, we did purchase more U.S. Treasury coupon securities during periods when the Treasury bill supply was low.

     Thank you for your investment in CitiSM Premium U.S. Treasury Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kevin Kennedy
Portfolio Manager

September 23, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

CitiSM Premium U.S. Treasury Reserves 2005 Annual Report	5

Fund Facts

Fund Objective

To provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital.

Investment Manager	Distributions

Citi Fund Management Inc.	Declared daily, paid monthly

Commencement of Operations	Benchmark*

March 1, 1991	• iMoneyNet, Inc.
100% U.S. Treasury Rated
Net Assets as of 8/31/05	Money Market Funds Average

$384.0 million

*	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives. Citi is a service mark of Citicorp.

6	CitiSM Premium U.S. Treasury Reserves 2005 Annual Report

Portfolio at a Glance (unaudited)

U.S. Treasury Reserves Portfolio

Investment Breakdown

As a Percent of Total Investments

U.S. Treasury Bills
100.0%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
August 31, 2005

CitiSM Premium U.S. Treasury Reserves 2005 Annual Report	7

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distributions/service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on March 1, 2005 and held for the six months ended August 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expenses Ratio	Expenses Paid During the Period(3)

Citi Premium
U.S. Treasury Reserves	1.20%	$1,000.00	$1,012.00	0.45%	$2.28

(1)	For the six months ended August 31, 2005.

(2)

Assumes reinvestment of all distributions including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waiver. Past performance is no guarantee of future results. In the absence of voluntary fee waiver, the total return would have been lower.

(3)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	CitiSM Premium U.S. Treasury Reserves 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)

Citi Premium
U.S. Treasury Reserves	5.00%	$1,000.00	$1,022.94	0.45%	$2.29

(1)	For the six months ended August 31, 2005.

(2)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

CitiSM Premium U.S. Treasury Reserves 2005 Annual Report	9

Fund Performance (unaudited)

Total Returns

All Periods Ended August 31, 2005	One Year	Five Years*	Ten Years*

Citi Premium U.S. Treasury Reserves	1.90%	1.97%	3.40%

iMoneyNet, Inc. 100% U.S. Treasury Rated Money Market Funds Average	1.72	1.81	3.27

* Average Annual Total Return

7-Day Yields(1)

Annualized Current	2.78%

Effective	2.82

(1)

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during the seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized, the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield may be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of distributions, including returns of capital, if any. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund’s returns and yields would have been lower.

Historical Performance (unaudited)

Comparison of 7-Day Yields for Citi Premium U.S. Treasury Reserves vs. iMoneyNet, Inc. 100% U.S. Treasury Rated Money Market Funds Average

As illustrated, Citi Premium U.S. Treasury Reserves generally provided an annualized seven-day yield comparable to the iMoneyNet, Inc. 100% U.S. Treasury Rated Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund Report™, for the one-year period.

10	CitiSM Premium U.S. Treasury Reserves 2005 Annual Report

Statement of Assets and Liabilities (August 31, 2005)

ASSETS:
Investment in U.S. Treasury Reserves Portfolio, at value	$384,740,534
Prepaid expenses	14,776

Total Assets	384,755,310

LIABILITIES:
Dividends payable	512,476
Management fee payable	62,826
Distribution/Service fee payable	31,413
Transfer agent fees payable	17,500
Trustees’ fees payable	1,086
Payable for Fund shares repurchased	68
Accrued expenses	126,472

Total Liabilities	751,841

Total Net Assets	$384,003,469

NET ASSETS:
Par value (Note 3)	$3,840
Paid-in capital in excess of par value	383,999,629

Total Net Assets	$384,003,469

Shares Outstanding	384,003,469

Net Asset Value	$1.00

See Notes to Financial Statements.

CitiSM Premium U.S. Treasury Reserves 2005 Annual Report	11

Statement of Operations (For the year ended August 31, 2005)

INVESTMENT INCOME:
Income from U.S. Treasury Reserves Portfolio	$8,870,285
Allocated expenses (net of fee waiver) from U.S. Treasury Reserves Portfolio	(387,358)

Total Investment Income	8,482,927

EXPENSES:
Management fee (Note 2)	776,664
Distribution/Service fee (Note 2)	388,331
Legal fees	53,956
Transfer agent fees	50,691
Shareholder reports	29,064
Custody and fund accounting fees	16,899
Audit and tax	16,000
Registration fees	7,307
Trustees’ fees	6,093
Miscellaneous expenses	20,115

Total Expenses	1,365,120

Net Investment Income	7,117,807

Net Realized Gain on Investments From U.S. Treasury Reserves Portfolio	5,878

Increase in Net Assets From Operations	$7,123,685

See Notes to Financial Statements.

12	CitiSM Premium U.S. Treasury Reserves 2005 Annual Report

Statements of Changes in Net Assets (For the years ended August 31,)

	2005	2004

OPERATIONS:
Net investment income	$7,117,807	$2,221,521
Net realized gain	5,878	45,746

Increase in Net Assets From Operations	7,123,685	2,267,267

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(7,117,807)	(2,221,521)
Net realized gain	(6,002)	(45,686)

Decrease in Net Assets From Distributions to Shareholders	(7,123,809)	(2,267,207)

FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,270,047,306	1,700,468,500
Reinvestment of distributions	2,697,094	1,017,664
Cost of shares repurchased	(2,279,587,655)	(1,683,462,146)

Increase (Decrease) in Net Assets From Fund Share Transactions	(6,843,255)	18,024,018

Increase (Decrease) in Net Assets	(6,843,379)	18,024,078

NET ASSETS:
Beginning of year	390,846,848	372,822,770

End of year	$384,003,469	$390,846,848

See Notes to Financial Statements.

CitiSM Premium U.S. Treasury Reserves 2005 Annual Report	13

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gain	0.019	0.006	0.008	0.017	0.048
Less Distributions From:
Net investment income and net realized gain	(0.019)	(0.006)	(0.008)	(0.017)	(0.048)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	1.90%	0.57%	0.85%	1.70%	4.88%

Net Assets, End of Year (000s)	$384,003	$390,847	$372,823	$724,108	$420,757

Ratios to Average Net Assets:
Gross expenses(2)	0.53%	0.53%	0.53%	0.64%	0.84%
Net expenses(2) (3) (4)	0.45	0.45	0.45	0.45	0.45
Net investment income(2)	1.83	0.56	0.91	1.67	4.76

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(2)	Includes the Fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses.

(3)	The Fund’s Manager and the Manager of the U.S. Treasury Reserves Portfolio waived a portion of their management fee. Such waivers are voluntary and may be reduced or terminated at any time.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.45%, which may be terminated at any time.

See Notes to Financial Statements.

14	CitiSM Premium U.S. Treasury Reserves 2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Citi Premium U.S. Treasury Reserves (the “Fund”) is a separate diversified series of CitiFunds Premium Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in U.S. Treasury Reserves Portfolio (the “Portfolio”), an open-end, diversified management investment company for which Citi Fund Management Inc. (the “Manager”) serves as Investment Manager. The value of such investment reflects the Fund’s proportionate interest (31.6% at August 31, 2005) in the net assets of the Portfolio. Citigroup Global Markets Inc. (“CGM”) is the Fund’s Distributor (the “Distributor”). Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acts as the Fund’s transfer agent.

          The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

          (b) Investment Income. The Fund earns income, net of Portfolio expense, daily based on its investment in the Portfolio.

          (c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

          (d) Method of Allocation. All the net investment income of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

          (e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day, as of 2:00 p.m. Eastern Time, to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (f ) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all

CitiSM Premium U.S. Treasury Reserves 2005 Annual Report	15

Notes to Financial Statements (continued)

of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

     (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the year ended August 31, 2005, the Fund had no reclassifications.

2. Management Agreement and Other Transactions with Affiliates

The management fees are computed at an annual rate of 0.20% of the Fund’s average daily net assets. The management fees paid to the Manager, as compensation for overall investment management services amounted to $776,664, for the year ended August 31, 2005. The Manager also serves as the Manager of the Portfolio and receives management fees, before waivers at an annual rate of 0.15% of the Portfolio’s average daily net assets.

     The Fund adopted a Service Plan pursuant to Rule l2b-1 under the 1940 Act, as amended. The Service Plan allows the Fund to pay a monthly fee at an annual rate not to exceed 0.10% of the average daily net assets. The distribution/service fees amounted to $388,331, for the year ended August 31, 2005. These fees may be used to make payments to the Distributor and to Service Agents or others as compensation for the sale of Fund shares or for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund may also make payments to the Distributor and others for providing personal service or the maintenance of shareholder accounts.

     The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

     The Trustees of the Fund have adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Three former Trustees are currently receiving payments under the Plan. In addition two other former Trustees received a lump sum payment under the Plan. The Fund’s allocable share of the liability at August 31, 2005 was $907.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

16	CitiSM Premium U.S. Treasury Reserves 2005 Annual Report

Notes to Financial Statements (continued)

     Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions

Record Date Payable Date

Daily
9/30/2005	$0.0025

     The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2005	2004

Ordinary income	$7,123,809	$2,267,207

     As of August 31, 2005 there were no significant differences between book and tax components of net assets.

5. Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to

CitiSM Premium U.S. Treasury Reserves 2005 Annual Report	17

Notes to Financial Statements (continued)

the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

     The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

     Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

18	CitiSM Premium U.S. Treasury Reserves 2005 Annual Report

Notes to Financial Statements (continued)

     As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisors and their affiliates to continue to render services to the Funds under their respective contracts.

6. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the 1940 Act, consummation of the transaction will result in the automatic termination of the Fund’s investment management with the Manager. Therefore, the Fund’s Board has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the Fund for their approval.

7. Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Citi Fund Management Inc. (“CFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed CFM that the staff is considering recommending that the Commission institute administrative proceedings against CFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from CFM.

     Although there can be no assurance, CFM believes that this matter is not likely to have a material adverse effect on the Fund or CFM’s ability to perform investment advisory services relating to the Fund.

     The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

CitiSM Premium U.S. Treasury Reserves 2005 Annual Report	19

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Citi Premium U.S. Treasury Reserves:

We have audited the accompanying statement of assets and liabilities of Citi Premium U.S. Treasury Reserves of CitiFunds Premium Trust as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Premium U.S. Treasury Reserves of CitiFunds Premium Trust as of August 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting Principles.

New York, New York
October 21, 2005

20	CitiSM Premium U.S. Treasury Reserves 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Citi Premium U.S. Treasury Reserves (the “Fund”), a series of CitiFunds Premium Trust, including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Fund invests all of its assets in U.S. Treasury Reserves Portfolio, a so-called Master Fund (the “Master Fund”), whose investment objectives and policies are the same as those of the Fund (this investment structure is commonly referred to as a master-feeder structure). The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

     The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Master Fund. The Board also considered the degree to

CitiSM Premium U.S. Treasury Reserves 2005 Annual Report	21

Board Approval of Management Agreement (unaudited) (continued)

which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

     The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail funds classified as “U.S. treasury money market funds” by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended March 31, 2005 was better than the median. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

     Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The expense comparisons compared the Fund to funds similar in size to the Master Fund, and the Board noted that the Fund’s assets represent a small portion of the Master Fund’s assets. The Board also noted that the Fund’s expense information reflected both management fees and total expenses payable by the Fund as well as management fees and total expenses payable by the Master Fund. The Board also

22	CitiSM Premium U.S. Treasury Reserves 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

     The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of the retail no-load funds (including the Fund) classified as “U.S. treasury money market funds” and chosen to be comparable to the Fund by Lipper, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were better than the median of its Expense Group. The Board noted that the Fund’s actual total expense ratio was better than the median of its Expense Group. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

     Taking all of the above into consideration, the Board determined that the Management Fee payable by the Fund was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered significant but not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee (which also reflects the Master Fund’s management fee) is below the average of its Expense Group and below the asset-weighted average of other comparable funds

CitiSM Premium U.S. Treasury Reserves 2005 Annual Report	23

Board Approval of Management Agreement (unaudited) (continued)

across all asset levels as set forth in the information provided by Lipper. The Board also noted that the Fund’s Actual Management Fee (which also reflects the Master Fund’s management fee) was below the median of its Expense Group and that the Manager was continuing its voluntary expense waiver. The Board also noted that as the Fund’s assets have increased over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that the management fee structure was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

     In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

24	CitiSM Premium U.S. Treasury Reserves 2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Citi Premium U.S. Treasury Reserves (“Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (since 2001); Consultant Catalyst (Consulting) (since 1984); Chief Executive Officer, Motorcity USA (motorsport racing) (Since 2004)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998), Member of the Management Committee, Signature Science (research and development) (since 2000)	32

Director, Tempe-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. technology) (since 1994); former Director, Valero Energy (petroleum refining) (since 2003)

A. Benton Cocanougher c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former SpecialAdvisor to the President, Texas A&M University (from 2002-2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)	32	None

CitiSM Premium U.S. Treasury Reserves 2005 Annual Report	25

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Mark T. Finn c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001

Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1988); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1988 to 2001); former General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (from 1996 to 2001); former President, Secretary and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000)

				37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999)

Stephen Randolph Gross c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); former Sercretary, Carint N.A. (manufacturing) (from 1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director ebank.com, Inc. (from 1997 to 2004)

26	CitiSM Premium U.S. Treasury Reserves 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Diana R. Harrington c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1993)	37	None

Susan B. Kerley c/o R. Jay Gerken CAM 399 Park Avenue New York, NY10022 Birth Year: 1951	Trustee	Since 1992	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex)

Alan G. Merten c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996).	32	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Professor of Finance, University of Houston (from 1977 to 2002); Independent Consultant (since 1984).	32	None

Interested Trustee:
R. Jay Gerken, CFA** CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer	Since 2002	Managing Director of CGM; Chairman, President, Chief Executive Officer and Director SBFM, and CFM; President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); formerly Portfolio Manager of Smith Barney Allocation Series, Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	171	N/A

CitiSM Premium U.S. Treasury Reserves 2005 Annual Report	27

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Officers:
Andrew B. Shoup CAM 125 Broad Street New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

Frances M. Guggino CAM 125 Broad Street New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 2002-2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup	N/A	N/A

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004

Director of CGM (since 2000); Director of Compliance, North America (since 2000); Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer of Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.; formerly Chief Compliance Officer of TIA (from 2002 to 2005)

				N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM; (since 2003); Controller of certain mutual funds associated with Citigroup;Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

28	CitiSM Premium U.S. Treasury Reserves 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Officers:
Robert I. Frenkel CAM 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary Chief Legal Officer	Since 2002 Since 2003

Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup Inc.

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is a Trustee who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Manager and certain of its affiliates.

CitiSM Premium U.S. Treasury Reserves 2005 Annual Report	29

Tax Information (unaudited)

     All of the net investment income distributions paid monthly by the Fund during the taxable year ended August 31, 2005 was attributable to Federal obligations.

     The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

     Please retain this information for your records.

30	CitiSM Premium U.S. Treasury Reserves 2005 Annual Report

Schedule of Investments (August 31, 2005)
U.S. TREASURY RESERVES PORTFOLIO

Face Amount	Security	Value

U.S. Treasury Bills — 105.6%
	U.S. Treasury Bills:
$28,719,000	2.920% 9/1/05	$28,719,000
29,706,000	3.170% 9/1/05	29,706,000
50,000,000	2.935% 9/8/05	49,971,465
25,000,000	2.940% 9/8/05	24,985,708
25,000,000	2.945% 9/8/05	24,985,684
50,000,000	2.980% 9/8/05	49,971,028
28,325,000	3.305% 9/8/05	28,306,797
717,000	3.350% 9/8/05	716,533
37,413,000	2.958% 9/15/05	37,369,955
50,000,000	2.970% 9/15/05	49,942,250
32,661,000	3.230% 9/15/05	32,619,974
9,619,000	3.240% 9/15/05	9,606,880
50,000,000	3.475% 9/15/05	49,932,431
50,000,000	2.950% 9/22/05	49,913,958
50,000,000	3.015% 9/22/05	49,912,063
25,000,000	3.175% 9/22/05	24,953,698
26,047,000	3.290% 9/22/05	25,997,011
100,000,000	3.152% 9/29/05	99,754,844
75,000,000	3.267% 9/29/05	74,809,396
18,545,000	3.385% 9/29/05	18,496,175
50,000,000	3.005% 10/6/05	49,853,924
25,000,000	3.070% 10/13/05	24,910,458
26,035,000	3.170% 10/13/05	25,938,714
25,000,000	3.300% 10/20/05	24,887,708
25,000,000	3.320% 10/27/05	24,870,889
40,000,000	3.370% 11/3/05	39,764,100
25,000,000	3.400% 11/3/05	24,851,250
50,000,000	3.420% 11/10/05	49,667,500
50,000,000	3.430% 11/17/05	49,633,181
25,000,000	3.417% 11/25/05	24,798,273
25,000,000	3.455% 11/25/05	24,796,059
25,000,000	3.048% 12/1/05	24,807,352
25,000,000	3.160% 12/22/05	24,754,222
65,000,000	3.275% 1/5/06	64,254,938
50,000,000	3.655% 2/23/06	49,111,632

	TOTAL INVESTMENTS – 105.6% (Cost – $1,287,571,050#)	1,287,571,050
	Liabilities in Excess of Other Assets – (5.6)%	(68,666,727)

	TOTAL NET ASSETS – 100.0%	$1,218,904,323

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2005 Annual Report	31

U.S. Treasury Reserves Portfolio

Statement of Assets and Liabilities (August 31, 2005)

ASSETS:
Investments, at amortized cost	$1,287,571,050
Cash	692

Total Assets	1,287,571,742

LIABILITIES:
Payable for securities purchased	68,428,606
Management fee payable	89,095
Trustees’ fees payable	15,280
Accrued expenses and other liabilities	134,438

Total Liabilities	68,667,419

Total Net Assets	$1,218,904,323

REPRESENTED BY:
Paid-in capital	$1,218,904,323

See Notes to Financial Statements.

32	U.S. Treasury Reserves Portfolio 2005 Annual Report

U.S. Treasury Reserves Portfolio

Statement of Operations (For the year ended August 31, 2005)

INVESTMENT INCOME:
Interest	$40,236,328

EXPENSES:
Management fee (Note 2)	2,665,468
Custody and fund accounting fees	324,059
Legal fees	96,423
Trustees’ fees	26,114
Shareholder reports	23,719
Audit and tax	18,283
Miscellaneous expenses	35,881

Total Expenses	3,189,947
Less: Management fee waiver (Note 2)	(1,417,655)
Fees paid indirectly (Note 1)	(519)

Net Expenses	1,771,773

Net Investment Income	38,464,555

Net Realized Gain on Investments	36,701

Increase in Net Assets From Operations	$38,501,256

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2005 Annual Report	33

U.S. Treasury Reserves Portfolio

Statements of Changes in Net Assets (For the years ended August 31,)

	2005	2004

OPERATIONS:
Net investment income	$38,464,555	$14,355,012
Net realized gain	36,701	184,470

Increase in Net Assets From Operations	38,501,256	14,539,482

CAPITAL TRANSACTIONS:
Proceeds from contributions	7,293,938,848	5,330,944,721
Value of withdrawals	(7,676,247,187)	(5,241,122,172)

Increase (Decrease) in Net Assets From Capital Transactions	(382,308,339)	89,822,549

Increase (Decrease) in Net Assets	(343,807,083)	104,362,031

NET ASSETS:
Beginning of year	1,562,711,406	1,458,349,375

End of year	$1,218,904,323	$1,562,711,406

See Notes to Financial Statements.

34	U.S. Treasury Reserves Portfolio 2005 Annual Report

U.S. Treasury Reserves Portfolio

Financial Highlights

For the years ended August 31,	2005	2004	2003	2002	2001

Total Return(1)	2.25%	0.92%	1.20%	2.06%	5.24%

Net Assets, End of Year (000s)	$1,218,904	$1,562,711	$1,458,349	$1,953,165	$1,387,171

Ratios to Average Net Assets:
Gross expenses	0.18%	0.18%	0.18%	0.20%	0.23%
Net expenses(2) (3)	0.10	0.10	0.10	0.10	0.10
Net investment income	2.16	0.91	1.22	2.00	5.13

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(2)	The Portfolio’s manager voluntarily waived a portion of its management fees which may be terminated at any time.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Portfolio will not exceed 0.10%, which may be terminated at any time.

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2005 Annual Report	35

U.S. Treasury Reserves Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

U.S. Treasury Reserves Portfolio (the “Portfolio”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Citi Fund Management Inc. (the “Manager”) acts as the Investment Manager. At August 31, 2005, all investors in the Portfolio are funds advised by the Manager and/or its affiliates.

     The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

     (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount) adjusted for amortization of premium on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the Manager.

     (c) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses in the Statement of Operations.

     (d) Income Taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

     (e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

36	U.S. Treasury Reserves Portfolio 2005 Annual Report

Notes to Financial Statements (continued)

2. Management Agreement and Other Transactions with Affiliates

The Manager is responsible for overall management of the Portfolio’s business affairs, and has a Management Agreement with the Portfolio. The Manager or an affiliate also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio.

     The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at an annual rate of 0.15% of the Portfolio’s average daily net assets. The management fee amounted to $2,665,468 of which $1,417,655 was voluntarily waived for the year ended August 31, 2005. Such waiver is voluntary and can be terminated at any time at the discretion of the Manager.

     The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Portfolio from the Manager or its affiliates. Certain officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

     The Trustees of the Portfolio have adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Portfolio or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Three former Trustees are currently receiving payments under the Plan. In addition two other former Trustees received a lump sum payment under the Plan. The Portfolio’s allocable share of the liability at August 31, 2005 was $14,471.

3. Investments

Purchases, maturities and sales of money market instruments aggregated $21,251,374,946 and $21,564,996,893, respectively, for the year ended August 31, 2005.

4. Federal Income Tax Basis of Investment Securities

The cost of investment securities owned at August 31, 2005, for federal income tax purposes, amounted to $1,287,571,050.

5. Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM

U.S. Treasury Reserves Portfolio 2005 Annual Report	37

Notes to Financial Statements (continued)

and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Portfolio.

     The Portfolio did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

38	U.S. Treasury Reserves Portfolio 2005 Annual Report

Notes to Financial Statements (continued)

     Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

6. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Portfolio.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the 1940 Act, consummation of the transaction will result in the automatic termination of the Portfolio’s investment management agreement with the Manager. Therefore, the Board of Trustees has approved a new investment management contract between the Portfolio and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the Portfolio for their approval.

7. Subsequent Event

The Portfolio has received information from Citigroup Asset Management (“CAM”) concerning Citi Fund Management Inc. (“CFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed CFM that the staff is considering recommending that the Commission institute administrative proceedings against CFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to

U.S. Treasury Reserves Portfolio 2005 Annual Report	39

Notes to Financial Statements (continued)

shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from CFM.

     Although there can be no assurance, CFM believes that this matter is not likely to have a material adverse effect on the Portfolio or CFM’s ability to perform investment advisory services relating to the Portfolio.

     The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

40	U.S. Treasury Reserves Portfolio 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
U.S. Treasury Reserves Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Treasury Reserves Portfolio (a New York Trust) as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Treasury Reserves Portfolio as of August 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 21, 2005

U.S. Treasury Reserves Portfolio 2005 Annual Report	41

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of U.S. Treasury Reserves Portfolio (the “Portfolio”), including the Portfolio’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Portfolio’s manager (the “Manager”) to assist them in their consideration of the Portfolio’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, as well as the advisory and placement arrangements for the Portfolio and advisory and distribution arrangements for the other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Portfolio’s U.S. shareholders are Citi Institutional U.S. Treasury Reserves, Citi Premium U.S. Treasury Reserves and Citi U.S. Treasury Reserves, so-called Feeder Funds (the “Feeder Funds”), whose investment objectives and policies are the same as those of the Portfolio (this investment structure is commonly referred to as a master-feeder structure). The presentation made to the Board encompassed the Portfolio and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Portfolio’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Portfolio’s affairs and the Manager’s role in coordinating the activities of the Portfolio’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Portfolio’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

     The Board reviewed the qualifications, backgrounds and responsibilities of the Portfolio’s senior personnel and the portfolio management team primarily responsible for the day-to-

42	U.S. Treasury Reserves Portfolio 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

day portfolio management of the Portfolio. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Portfolio Performance

The Board received and considered performance information for the Portfolio as well as for groups of funds (the “Performance Universes”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. This information was included within performance information presented for each Feeder Fund. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in the relevant Performance Universe. The Board noted that each Feeder Fund’s performance was the same as the performance of the Portfolio (except for the effect of fees at the Feeder Fund level), and therefore relevant to the Board’s conclusions regarding the Portfolio’s performance. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Portfolio’s performance against its benchmark(s).

     With respect to Feeder Funds Citi Institutional U.S. Treasury Reserves and Citi Premium U.S. Treasury Reserves, the information comparing such Feeder Fund’s performance to that of its Performance Universe, consisting of all funds classified as “institutional U.S. treasury money market funds” or “U.S. treasury money market funds” by Lipper, as applicable showed, among other data, that such Feeder Fund’s performance for the 1-, 3- and 5- year periods (and the 10-year period, for Citi Premium U.S. Treasury Reserves) ended March 31, 2005 was better than the median while the performance of Citi Institutional U.S. Treasury Reserves for the 10-year period ended March 31, 2005 was within the median range.

     With respect to Feeder Fund Citi U.S. Treasury Reserves, the information comparing such Feeder Fund’s performance to that of its Performance Universe, consisting of all retail funds classified as “U.S. Treasury money market funds” by Lipper, showed, among other data, that such Feeder Fund’s performance for the 1-, 3-, 5-, and 10-year periods ended March 31, 2005 was lower than the median. The Board took into account the Manager’s discussion of such Feeder Fund’s performance.

     Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio’s performance was satisfactory.

U.S. Treasury Reserves Portfolio 2005 Annual Report	43

Board Approval of Management Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Portfolio to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Portfolio and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

     Additionally, the Board received and considered information comparing each Feeder Fund’s Contractual Management Fees and Actual Management Fee and each Feeder Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The expense comparisons compared each Feeder Fund to funds similar in size to the Portfolio, and the Board noted that the assets of Citi Institutional U.S. Treasury Reserves represent a large portion of the Portfolio’s assets, while the assets of each of Citi Premium U.S. Treasury Reserves and Citi U.S. Treasury Reserves represent a small portion of the Portfolio’s assets. The Board noted that each Feeder Fund’s expense information reflected both management fees and total expenses payable by such Feeder Fund as well as management fees and total expenses payable by the Portfolio, and was therefore relevant to the Board’s conclusions regarding the Portfolio’s expenses. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Portfolio including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Portfolio and to these other clients, noting that the Portfolio is provided with administrative services, office facilities, Portfolio officers (including the Portfolio’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Portfolio by other Portfolio providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     Management also discussed with the Board the Portfolio’s placement arrangements. The Board noted that beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended, and that the exclusive placement agent for the Portfolio is Citigroup Global Markets Inc., which receives no compensation for serving in that capacity.

     With respect to Feeder Fund Citi Institutional U.S. Treasury Reserves, whose assets represents a large portion of the Portfolio’s assets, the information comparing such Feeder Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of the funds (including such Feeder Fund) classified as “institutional U.S. Treasury money market funds” and chosen to be comparable to such Feeder Fund by Lipper, showed that such Feeder Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were better than the median of its

44	U.S. Treasury Reserves Portfolio 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Expense Group. The Board noted that such Feeder Fund’s actual total expense ratio was at the median range of its Expense Group. The Board took into account that the Manager had agreed to institute fee breakpoints, effective October 1, 2005. The Board noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than both the current and proposed contractual rates.

     Taking all of the above into consideration, the Board determined that the Management Fee payable by the Portfolio was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Portfolio. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered significant but not excessive in light of the nature, extent and quality of the services provided to the Portfolio and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Portfolio’s assets grow.

     The Board noted that, with respect to Citi Institutional U.S. Treasury Reserves, the Manager had agreed to institute breakpoints in the management fee effective October 1, 2005, that the Feeder Fund’s asset level would exceed the proposed breakpoints and, as a result, such Feeder Fund and its shareholders would realize the benefit of a lower total expense ratio than if no breakpoints had been in place.

     The Board noted that, with respect to Citi Premium U.S. Treasury Reserves, the Feeder Fund’s Contractual Management Fee (which also reflects the Portfolio’s management fee) is below the average of its Expense Group and below the asset-weighted average of other comparable funds across all asset levels as set forth in the information provided by Lipper. The Board also noted that the Feeder Fund’s Actual Management Fee (which also reflects the Portfolio’s management fee) was below the median of its Expense Group and that the Manager was continuing its voluntary expense waiver.

     The Board noted that, with respect to Citi U.S. Treasury Reserves, the Manager had agreed to institute breakpoints in the management fee effective October 1, 2005, that, accordingly, reflects the potential for reducing the Contractual Management Fee as the Portfolio grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing economies of scale or other efficiencies that might accrue from increases in the Feeder Fund’s assets levels. The Board noted that the Feeder Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

U.S. Treasury Reserves Portfolio 2005 Annual Report	45

Board Approval of Management Agreement (unaudited) (continued)

     The Board also noted that as the Portfolio’s assets increase over time, it may realize other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that the management fee structure including the proposed breakpoints was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders.

     In light of the costs of providing investment management and other services to the Portfolio and the Manager’s ongoing commitment to the Portfolio, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

46	U.S. Treasury Reserves Portfolio 2005 Annual Report

Additional Information (unaudited)

Information about the Trustees and Officers of the Portfolio can be found on pages 25 through 29 of this report.

U.S. Treasury Reserves Portfolio 2005 Annual Report	47

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CitiSM Premium U.S. Treasury Reserves

TRUSTEES
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
R. Jay Gerken, CFA*
Chairman
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

OFFICERS*
R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President
and Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer

INVESTMENT MANAGER
(OF U.S. TREASURY
RESERVES PORTFOLIO)
Citi Fund Management Inc.
100 First Stamford Place
Stamford, CT 06902

DISTRIBUTOR
Citigroup Global Markets Inc.

TRANSFER AGENT
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, NY 10004

SUB-TRANSFER AGENT
AND CUSTODIAN
State Street Bank and Trust
     Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

* Affiliated Person of Investment Manager

This report is submitted for the general information of the shareholders of Citi Premium U.S. Treasury Reserves.

©2005 Citicorp
Citigroup Global Markets Inc.

CFA/PUS/805 05-9186

citigroup asset management

CitiFunds Premium Trust
Citi℠ Premium U.S. Treasury Reserves

The Fund is a separate investment Fund of CitiFunds Premium Trust, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on the Fund's website at www.citigroupam.com and (3) on the SEC's website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen Randolph
Gross, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to
Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the Audit Committee’s financial expert.
Mr. Gross is an “independent” Trustee pursuant to paragraph (a)(2)
of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2004 and August 31, 2005 (the "Reporting
Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the
Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,750 in 2004 and $23,250 in 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting
Periods for assurance and related services by PwC that are
reasonably related to the performance of the audit of the
Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $2,500 in 2005.
These services rendered in connection with the annual registration statement filed on Form N-1A for the CitiFunds Premium Trust.

In addition, there were no Audit-Related Fees billed in the
Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-
adviser whose role is primarily portfolio management and is
subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the
CitiFunds Premium Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-
approval by the Audit Committee for the Reporting Periods (prior to
May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,700 in 2004 and
$2,000 in 2005. These services consisted of (i) review or
preparation of U.S. federal, state, local and excise tax returns;
(ii) U.S. federal, state and local tax planning, advice and
assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-
approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting
Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this
Item for the CitiFunds Premium Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any
entity controlling, controlled by or under common control with SBFM that provided ongoing services to CitiFunds Premium Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the
Board of each registered investment company (the “Fund”) advised by
Smith Barney Fund Management LLC or Salomon Brothers Asset
Management Inc. or one of their affiliates (each, an “Adviser”)
requires that the Committee shall approve (a) all audit and
permissible non-audit services to be provided to the Fund and (b)
all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service
Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the
Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services
(including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-
audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the
Fund; (ii) financial information systems design and implementation;
(iii) appraisal or valuation services, fairness opinions or
contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services
unrelated to the audit; and (ix) any other service the Public
Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund
(“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the
Committee; (ii) the permissible non-audit services were not
recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the CitiFunds Premium Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related
Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and
100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to
CitiFunds Premium Trust and CAM and any entity controlling,
controlled by, or under common control with CAM that provides ongoing services to CitiFunds Premium Trust during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled
“additional information” and $75,000 for 2004.

(h) Yes. The CitiFunds Premium Trust‘s Audit Committee has
considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the
Accountant's independence. All services provided by the Auditor to the CitiFunds Premium Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal
financial officer have concluded that the registrant’s
disclosure controls and procedures (as defined in Rule 30a-
3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure
required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)
under the 1940 Act and 15d-15(b) under the Securities Exchange
Act of 1934.

	(b)	There were no changes in the registrant’s internal control
over financial reporting (as defined in Rule 30a-3(d) under
the 1940 Act) that occurred during the registrant’s last
fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(b)	Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of
the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

CitiFunds Premium Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
CitiFunds Premium Trust

Date:	January 5, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
CitiFunds Premium Trust

Date:	January 5, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
CitiFunds Premium Trust

Date:	January 5, 2006